Exhibit 10.37

SEVENTH AMENDMENT TO CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT, dated as of April 11, 2008 with an effective date of December 31, 2007 (this “Amendment”), relating to the Credit Agreement referenced below, is by and among Speedway Motorsports, Inc., a Delaware corporation (“SMI”), and Speedway Funding, LLC, a Delaware limited liability company) (“Speedway Funding” and together with SMI, the “Borrowers”), the subsidiaries and related parties identified as Guarantors on the signature pages hereto, the Lenders identified on the signature pages hereto, Bank of America, N.A., a national banking association, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), Wachovia Bank, National Association, as Syndication Agent (in such capacity, the “Syndication Agent”), Calyon New York Branch (successor in interest to Credit Lyonnais New York Branch) and SunTrust Bank, as the Documentation Agents (in such capacity, the “Documentation Agents”), and Banc of America Securities LLC, as Lead Arranger and Book Manager for the Lenders. Terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

W I T N E S S E T H

WHEREAS, a $500 million credit facility has been extended to the Borrowers pursuant to the terms of that Credit Agreement dated as of May 16, 2003, as amended as of November 7, 2003, March 15, 2005, December 2, 2005, May 15, 2006, August 30, 2006 and as of January 10, 2008 (as amended and modified from time to time, the “Credit Agreement”) among the Borrowers, the subsidiaries and related parties identified as guarantors therein, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, Wachovia Bank, National Association, as Syndication Agent, Credit Lyonnais, New York Branch, Fleet National Bank, and SunTrust Bank, as the Documentation Agents, and Banc of America Securities LLC, as Lead Arranger and Book Manager for the Lenders;

WHEREAS, the Borrowers have requested certain modifications to the Credit Agreement;

WHEREAS, the requested modifications require the approval of the Lenders;

WHEREAS, the Lenders have agreed to the requested modifications on the terms and conditions set forth herein;

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment. The definition of “Consolidated Net Income” set forth in Section 1.1 of the Credit Agreement is amended to read as follows:

“ “Consolidated Net Income” means, for any period, with respect to the combined results of Speedway Motorsports and its Subsidiaries, the gross revenues from operations (including payments received of interest income) less all operating and non-operating expenses including taxes on income, all determined in accordance with GAAP; but excluding from the calculation of income: (i) net gains on the sale, conversion or other disposition of capital assets, (ii) net gains on the acquisition, retirement, sale or other disposition of Capital Stock and other securities issued by Speedway Motorsports and its Subsidiaries, (iii) net gains on the collection of proceeds of life insurance policies, (iv) any write-up of any asset, (v) the $12,000,000 loss taken by the Speedway Motorsports on early debt retirement in the second quarter of 2003, (vi) any other gain or loss of an extraordinary nature as determined in accordance with GAAP, and (vii) any other non-cash gain or loss of a non-recurring nature relating solely to Motorsports Authentics, LLC, a Delaware limited liability company.”

2. Conditions Precedent. This Amendment shall be effective as of the date hereof upon satisfaction of each of the following conditions precedent:

(a) the execution of this Amendment by the Credit Parties and the Required Lenders; and

(b) receipt by the Administrative Agent of all other fees and expenses owing in connection with this Amendment.

3. Representations and Warranties. Each of the Credit Parties hereby represents and warrants in connection herewith that as of the date hereof (after giving effect hereto) (a) the representations and warranties set forth in Section 6 of the Credit Agreement are true and correct in all material respects (except those which expressly relate to an earlier date), and (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

4. Acknowledgments, Affirmations and Agreements. Each of the Credit Parties (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Credit Documents and (iii) agrees that this Amendment does not operate to reduce or discharge the Guarantors’ obligations under the Credit Agreement or the other Credit Documents.

5. Credit Agreement. Except as expressly modified hereby, all of the terms and provisions of the Credit Agreement remain in full force and effect.

6. Expenses. The Borrowers jointly and severally agree to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of the Administrative Agent’s legal counsel.

7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original. It shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

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8. Governing Law. This Amendment shall be deemed to be a contract under, and shall for all purposes be construed in accordance with, the laws of the State of North Carolina.

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

THE BORROWERS:	SPEEDWAY MOTORSPORTS, INC.,
a Delaware corporation

	By:	/s/ William R. Brooks
	Name:	William R. Brooks
	Title:	Executive Vice President and Chief Financial Officer

SPEEDWAY FUNDING, LLC,
a Delaware limited liability company

	By:	/s/ William R. Brooks
	Name:	William R. Brooks
	Title:	President

[Signatures Continue]

GUARANTORS:	600 RACING, INC.,
a North Carolina corporation
ATLANTA MOTOR SPEEDWAY, LLC,
a Georgia limited liability company
BRISTOL MOTOR SPEEDWAY, LLC,
a Tennessee limited liability company
CHARLOTTE MOTOR SPEEDWAY, LLC,
a North Carolina limited liability company
INEX CORP.,
a North Carolina corporation
LAS VEGAS MOTOR SPEEDWAY, LLC,
a Delaware limited liability company
MOTORSPORTS BY MAIL, LLC
a North Carolina limited liability company
NEVADA SPEEDWAY, LLC,
a Delaware limited liability company
SMI TRACKSIDE, LLC,
a North Carolina limited liability company
SMISC HOLDINGS, INC.,
a North Carolina corporation
SPEEDWAY MEDIA, LLC,
a North Carolina limited liability company
SPEEDWAY PROPERTIES COMPANY, LLC,
a Delaware limited liability company
SPEEDWAY SONOMA, LLC,
a Delaware limited liability company
SPR, LLC, a Delaware limited liability company
TEXAS MOTOR SPEEDWAY, INC.,
a Texas corporation
TRACKSIDE HOLDING CORPORATION,
a North Carolina corporation

	By:	/s/ William R. Brooks
	Name:	William R. Brooks
	Title:	Vice President

SPEEDWAY SYSTEMS LLC,
a North Carolina limited liability company

	By:	SPR, LLC,
its manager

		By:	/s/ William R. Brooks
		Name:	William R. Brooks
		Title:	Vice President

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ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
in its capacity as the Administrative Agent

	By:	/s/ Bridgett J. Manduk
	Name:	Bridgett J. Manduk
	Title:	Assistant Vice President

LENDERS:	BANK OF AMERICA, N.A., in its capacity as a Lender, Swingline Lender and Issuing Lender

	By:	/s/ Madison B. Wyche IV
	Name:	Madison B. Wyche IV
	Title:	Vice President

CALYON NEW YORK BRANCH (successor in interest to Credit Lyonnais New York Branch), in its capacity as Documentation Agent and as a Lender

	By:	/s/ Brian Myers
	Name:	Brian Myers
	Title:	Managing Director

	By:	/s/ Robert Smith
	Name:	Robert Smith
	Title:	Managing Director

CAROLINA FIRST

	By:	/s/ Charles D. Chamberlain
	Name:	Charles D. Chamberlain
	Title:	Executive Vice President

COMERICA BANK

	By:	/s/ Scott M. Kowalski
	Name:	Scott M. Kowalski
	Title:	Vice President

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FIRST TENNESSEE BANK NATIONAL ASSOCIATION

By:	/s/ Miles R. Snider
Name:	Miles R. Snider
Title:	Vice President

FIRSTRUST BANK

By:	/s/ Ellen Frank
Name:	Ellen Frank
Title:	Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Sean P. Golden
Name:	Sean P. Golden
Title:	Assistant Vice President

RBC BANK

By:	/s/ Richard E. Anglin III
Name:	Richard E. Anglin III
Title:	Bank Officer

REGIONS BANK

By:	/s/ Elaine Passman
Name:	Elaine Passman
Title:	Vice President

SOVEREIGN BANK

By:	/s/ Kathryn McEnroe Williams
Name:	Kathryn McEnroe Williams
Title:	Vice President

SUNTRUST BANK, in its capacity as Documentation Agent and as a Lender

By:	/s/ William C. Barr, III
Name:	William C. Barr, III
Title:	Managing Director

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US BANK NATIONAL ASSOCIATION

By:	/s/ Charles L. Thomas
Name:	Charles L. Thomas
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as Syndication Agent and as a Lender

By:	/s/ Douglas T. Davis
Name:	Douglas T. Davis
Title:	Senior Vice President

TD BANKNORTH, N.A.

By:	/s/ John Mercier
Name:	John Mercier
Title:	Senior Vice President